SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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MY SIZE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MY SIZE, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Meeting to be held on June 4, 2018, at 4:00 p.m. (local time)

At the Offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel

MY SIZE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2018

An annual meeting (the “Annual Meeting”) of stockholders of My Size, Inc. (the “Company”) will be held on June 4, 2018, at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel at 4:00 p.m. (local time), to consider the following proposals:

1.	Election of five directors to serve on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of stockholders or until their successors are elected and qualified;

2.	Approval of an amendment to the My Size, Inc. 2017 Equity Incentive Plan (“2017 Plan”) to increase the reservation of common stock for issuance thereunder to 3,000,000 shares from 2,000,000 shares.

3.	Approval of an amendment to the My Size, Inc. 2017 Consultant Equity Incentive Plan (“2017 Consultant Plan”) to increase the reservation of common stock for issuance thereunder to 7,000,000 shares from 4,500,000 shares.

4.	To ratify the appointment of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2018; and

5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about May 22, 2018 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 9, 2018 (the “Record Date”) will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2018. The Proxy Statement is available at: http://www.vstocktransfer.com/proxy.

By Order of the Board of Directors

/s/ Eliyahu Walles
Eliyahu Walles
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

My Size, Inc.

3 Arava St., pob 1026

Airport City, Israel, 7010000

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of My Size, Inc. (“My Size”, the “Company”, “we”, “us”, or “our”) to be voted at the Annual Meeting of stockholders (“Annual Meeting”) which will be held at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel at 4:00 p.m. (local time), and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about May 22, 2018.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on April 9, 2018 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Proxy Card or vote instruction form for the Annual Meeting; and

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

What is the Proxy Card?

The Proxy Card enables you to appoint Ronen Luzon, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing Mr. Luzon to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) election of five directors to serve on the Company’s Board until the 2019 annual meeting of stockholders or until their successors are elected and qualified; (ii) approval of an amendment to the 2017 Plan to increase the reservation of common stock for issuance thereunder to 3,000,000 shares from 2,000,000 shares; (iii) approval of an amendment to the 2017 Consultant Plan to increase the reservation of common stock for issuance thereunder to 7,000,000 shares from 4,500,000 shares; and (iv) ratification of the appointment of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2018.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date there were 29,257,038 shares of the Company’s Common Stock issued and outstanding, each share entitled to one vote at the meeting (the “Voting Stock”). Thus, the presence of the holders of 9,752,346 shares of Common Stock will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on April 9, 2018, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on April 9, 2018, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Therefore, abstentions will have the same effect as a vote “against” each of the proposals to be presented at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	“FOR” the election of all five (5) Board nominees as directors;

●	“FOR” an amendment to the 2017 Plan to increase the reservation of common stock for issuance thereunder to 3,000,000 shares from 2,000,000 shares;

●	“FOR” an amendment to the 2017 Consultant Plan to increase the reservation of common stock for issuance thereunder to 7,000,000 shares from 4,500,000 shares; and

●	“FOR” ratification of the selection of Somekh Chaikin as our independent public accountant for the fiscal year ending December 31, 2018.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to My Size, Inc., 3 Arava St., pob 1026, Airport City, Israel, 701000, Attention: Corporate Secretary.

When are Stockholder Proposals Due for the 2019 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) must be submitted in writing to the Company’s Secretary at 3 Arava St., pob 1026, Airport City, Israel 7010000 and received no earlier than February 4, 2019 and no later than March 6, 2019, to be includable in the Company’s proxy statement and related proxy for the 2019 Annual Meeting. However, if the date of the 2019 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, June 4, 2019, to be considered for inclusion in proxy materials for our 2019 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 3 Arava St., pob 1026, Airport City, Israel 7010000 and received no earlier than February 4, 2019 and not later than March 6, 2019 or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

ELECTION OF FIVE DIRECTORS TO SERVE ON THE COMPANY’S BOARD UNTIL THE 2019 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

At this Annual Meeting, five (5) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

NOMINEES FOR DIRECTOR

Name of Nominee	Age
Ronen Luzon	47
Eli Walles	37
Arik Kaufman	37
Oren Elmaliah	34
Oron Branitzky	55

Nominees Biographies

Ronen Luzon — Founder, Director & Chief Executive Officer

Since 2006, Ronen Luzon has served as Chief Executive Officer and founder of Malers Ltd., a company in the global security solutions market and provides technological solutions for integrated communication infrastructures, security and control systems. Prior to Malers Ltd., he held several senior marketing, sales management and professional services positions in a variety of international high tech companies including, but not limited to, VP marketing of GA Tech and Professional Services Manager of Eldat Communication. Mr. Luzon graduated from Middlesex University in London with a B.S. in IT and Business Information Systems. We believe that Mr. Luzon is qualified to serve as a member of our Board because of his more than 20 years of experience in the technology sector.

Eli Walles – Chairman of the Board

From January 2010 until February 2014, Eli Walles served as the Marketing Manager of MS Berlin GMBH, a real estate investment company. We believe that Mr. Walles is qualified to serve as a member of our Board because of his experience in various transactions and his involvement in the Company’s business since its inception.

Arik Kaufman – Director

Mr. Kaufman is an attorney specializing in the fields of commercial law, corporate law and capital markets and runs his own law office in Israel. He holds a vast experience in the fields of financial reporting and financial regulation. Since September 2017, Mr. Kaufman serves as VP Business Development of Mor Research Applications and since November 2016 he has served as General Legal Counsel of Mor Research Applications. From December 2008 until March 2016, Mr. Kaufman served as a lawyer at Victor Tshuva and Co., Mr. Kaufman conducted his internship at Baratz, Horn and Co from 2007 until 2008. From January 2003 until January 2007, Mr. Kaufman served as Call Center Shift Manager/Oracle CRM Implementation Team at Comverse Technology, Inc. Since February 2018, Mr. Kaufman has served as a director of Ophectra Real Estate & Investments Ltd (“Ophectra”), since January 2018, Mr. Kaufman has served as an external director of TechnoPlus Ventures (“TechnoPlus”) and since May 2016 he serves as a director of BGI Investments 1961 Ltd (“BGI”). In addition, since May 2016, Mr. Kaufman serves as the chairman of the audit committee of BGI, since January 2018 he has served as a member of the audit committee of TechnoPlus and since February 2018 he serves as a member of the compensation committee of Ophectra. Mr. Kaufman holds an LLB in Law from the Interdisciplinary Center, Herzliya, and is admitted to the Israeli Bar. We believe that Mr. Kaufman is qualified to serve as a member of our Board based upon his experience of assisting with the completion of numerous venture capital financings, mergers, acquisitions, strategic relationships. In addition, he has served and as a member of the board of various publicly traded companies, including companies that operate in the same industry as us.

Oren Elmaliah – Director

In September 2015, Oren Elmaliah founded Accounting Team IL and has acted as Account Manager since then. Accounting Team IL is a financial consultancy and service provider to public companies traded in Israel and abroad. Since February 2017, Mr. Elmaliah has served as controller of BioBlast Pharma, and since January 2017 he has served as Chief Financial Officer of Presstek Israel. In addition, since September 2015, Mr. Elmaliah has served has as an Israel Authorities Reporting Officer of LG Electronics Israel since September 2015 he has served as Local Financial Report Consultant of Chiasma. From July 2011 until August 2015, Mr. Elmaliah has served as CPA, Financial Director of CFO Director Ltd and from June 2010 until July 2011 he served as Risk Management Consultant of RSM International Limited. Mr. Elmaliah holds a B.A in accounting/economics and a Msc. in finance/accounting from Tel Aviv University, Israel. He is a licensed Certified Public Accountant in Israel. We believe that Mr. Elmaliah is qualified to serve as a member of our Board because of his vast finance experience and public company management and administration his experience in the fields of finance, accounting, and financial regulation.

Oron Branitzky – Director

Oron Branitzky, has vast experience in retail technology. Since November 2017, Mr. Branitzky has served as Global Retail Business Development at Superup, and from January 2007 until December 2014 he served as Vice President of Sales and Marketing at Pricer AB. Pricer provides in-store, digital, shelf-edge solutions that enhance both store performance and the shopping experience. Mr. Branitzky built and managed a network of system integrators, resellers and subsidiaries in Europe, North America & Asia bringing the company to annual revenues of approximately $100 million. From October 1997 until December 2006, Mr. Branitzky has served as VP Marketing and Sales at Eldat Communication and from March 1994 until September 1997 he served as VP Marketing and Sales of Sarin Technologies Ltd. Since January 2015, Mr. Branitzky has served as Chairman of the Board of WiseShelf Ltd. , and from May 2015 until March 2016, Mr. Branitzky served as an advisory board member of ciValue. Mr. Branitzky received a B.S. from the Hebrew University of Jerusalem and an MBA in International Marketing from Tel Aviv University. We believe that Mr. Branitzky is qualified to serve as a member of our Board because of his more than 20 years of experience in managing the sales of hi-tech solutions to retailers across the globe.

Family Relationships

Mr. Ronen Luzon, the Chief Executive Officer and a Director of the Company, and Mrs. Billy Pardo, the Chief Product Officer of the Company, are husband and wife. There are no other family relationships among any of our current or former directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Committees of the Board

Audit Committee

The Company’s audit committee, is comprised of Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Elmaliah serves as Chairman of the audit committee The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the audit committee’s composition and meetings. The audit committee charter is available on the Company’s website www.mysizeid.com.

Our audit committee charter details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Oren Elmaliah is an “audit committee financial expert” serving on its audit committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

The audit committee met on 6 occasions during the fiscal year ended December 31, 2017. Each of the members of the audit committee attended at least 75% of the meetings held by the audit committee during the time such directors served as a member of the committee.

Compensation Committee

The Company’s compensation committee consists of Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Branitzky serves as Chairman of the compensation committee. The compensation committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the compensation committee’s composition and meetings. The compensation committee charter is available on the Company’s website www.mysizeid.com.

Our compensation committee charter details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Board has determined that all of the members of the compensation committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The compensation committee met on 2 occasions during the fiscal year ended December 31, 2017. Each of the members of the compensation committee attended at least 75% of the meetings held by the compensation committee during the time such directors served as a member of the committee.

Governance and Nominations Committee

The members of the corporate governance and nominations committee are Oron Branitzky, Oren Elmaliah and Arik Kaufman. Mr. Kaufman serves as Chairman of the corporate governance and nominations committee. The governance and nominations committee will be responsible for overseeing the selection of persons to be nominated to serve on our Board. The governance and nominations committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the governance and nominations committee’s composition and meetings. The governance and nominations committee charter is available on the Company’s website www.mysizeid.com.

The Board has determined that all of the members of the governance and nominations committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The governance and nominations committee develops, recommends and oversees implementation of corporate governance principles for the Company and considers recommendations for director nominees. The governance and nominations committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC. Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

The governance and nominations committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should be accomplished in his or her field and have a reputation, both personal and professional, that is consistent with our image and reputation;

●	should have relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise; and

●	should be of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

The governance and nominations committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The governance and nominations committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The nominating committee will not distinguish among nominees recommended by stockholders and other persons.

The governance and nominations committee met on 3 occasions during the fiscal year ended December 31, 2017. Each of the members of the governance and nominations attended at least 75% of the meetings held by the governance and nominations during the time such directors served as a member of the committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 furnished to us during the fiscal year ended December 31, 2017, we believe that the directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2017, except the initial Form 3s filed by Oren Elmaliah, Arik Kaufman and Oron Branitzky.

Code of Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our employees, and a Supplemental Code of Ethics that specifically applies to our Chief Executive Officer and Principal Financial Officer. The text of the Code of Business Conduct and Ethics and the Supplemental Code of Ethics are publicly available on our website at www.mysizeid.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors-Corporate Governance” section of our website at www.mysizeid.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role — Mr. Walles is our Chairman, and Mr. Luzon is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long term interest of stockholders in light of prevailing circumstances. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board of Directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2017.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)(2)
Oren Elmalih(3)	9,520	565	10,085
Oron Barnitzky(4)	11,493	565	12,058
Arik Kaufman(5)	7,542	565	8,107

Narrative disclosure to Director Compensation Table

(1)	Amounts in this column represent the grant date fair value of options granted to the non-employee directors during 2017, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which is referred to herein as FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the non-employee directors. The assumptions made in valuing the options reported in this column are discussed in Note 10 to our financial statements for the year ended December 31, 2017.

(2)	The exchange rate is determined on the average of the Company’s fiscal year. As such, all New Israeli Shekel, or NIS, amounts have been translated into U.S. dollars as at the year ended December 31, 2017, buying rate in the City of New York for cable transfers of NIS as certified for customs purposes by the Federal Reserve Bank of New York, being US1.00 = NIS 3.600

(3)	Mr. Elmalih’s 2017 compensation consisted of $9,368 per annum and $298 per meeting (33,726 NIS per annum plus 1,072 NIS per meeting).
(4)	Mr. Branitzky’s 2017 compensation consisted of $9,368 per annum and $298 per meeting (33,726 NIS per annum plus 1,072 NIS per meeting).
(5)	Mr. Kaufman’s 2017 compensation consisted of $9,368 per annum and $298 per meeting (33,726 NIS per annum plus 1,072 NIS per meeting).

Required Vote

A plurality of the votes cast for this proposal by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to elect each nominee as a director.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE MY SIZE, INC. 2017 EQUITY INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 3,000,000 SHARES FROM 2,000,000 SHARES

The Company’s 2017 Plan was approved by our Board and by our stockholders and went into effect as of March 21, 2017. The Board deems it advisable and in the best interest of the Company to increase the number of shares available for issuance under the 2017 Plan to 3,000,000 shares from 2,000,000 shares to attract and retain key personnel and to provide a means for directors, officers, managers and employees to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

Reasons for the Proposed Plan Amendment

The purpose of this increase is to continue to be able to attract and retain key personnel and to provide a means for directors, officers, managers and employees to acquire and maintain an interest in the Company, and the additional shares of common stock to be reserved for issuance under the 2017 Plan will enable us to continue to grant equity awards to our current and future directors, officers, managers and employees at levels determined by the Board that the Board deems are necessary to attract and motivate such individuals who are or will be critical to our success in achieving our business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our directors, officers, managers and employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants and other forms of equity awards such as restricted stock awards have been critical in attracting and retaining directors, officers, managers and employees and aligning their interests with those of our stockholders. Approval of the amendment to the 2017 Plan will permit us to continue to use stock-based compensation to align directors’, officers’, managers’ and employees’ interests with those of our stockholders.

Description of Our 2017 Plan

Set forth below is a summary of the 2017 Plan, but this summary is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which can be found as Exhibit B to our Definitive Proxy Statement for the Annual Meeting of Stockholders held March 21, 2017, filed with the SEC on March 2, 2017.

Shares Available

The 2017 Plan currently authorizes the issuance of 2,000,000 shares of common stock. As of the Record Date, awards covering an aggregate of 870,000 shares were issued and outstanding of an aggregate of 925,500 shares granted under the 2017 Plan and 1,103,334 shares were available for future awards under the 2017 Plan.

If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the 2017 Plan.

If there is any change in the Company’s corporate capitalization or structure, the 2017 Plan Committee (as defined below) in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the 2017 Plan, the number of shares covered by awards then outstanding under the 2017 Plan, the limitations on awards under the 2017 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2017 Plan will have a term of ten years and no further awards may be granted under the 2017 Plan after that date.

Administration

The Company’s Compensation Committee (the “2017 Plan Committee”) administers the 2017 Plan. The 2017 Plan Committee has the authority, without limitation to (i) to designate participants to receive awards, (ii) determine the types of awards to be granted to participants, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any awards granted under the 2017 Plan, (v) determine to what extent and under what circumstances awards may be settled in cash, shares of common stock, other securities, other awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common stock, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2017 Plan and any instrument or agreement relating to, or award granted under, the 2017 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the 2017 Plan Committee shall deem appropriate for the proper administration of the 2017 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the 2017 Plan Committee deems necessary or desirable for the administration of the 2017 Plan. The 2017 Plan Committee has full discretion to administer and interpret the 2017 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors and officers of the Company or their affiliates are eligible to participate in the 2017 Plan. The 2017 Plan Committee has the sole and complete authority to determine who will be granted an award under the 2017 Plan; however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2017 Plan.

Awards Available for Grant

The Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year awards (i) for more than 50% of the available shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2017 Plan and the disposition of shares acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Pursuant to Section 15(e) of the 2017 Plan, the 2017 Plan Committee may, in its sole discretion, amend the terms of the 2017 Plan or outstanding awards (or establish a sub-plan) with respect to such participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such participants or the Company. The Company operates in Israel, and the applicable tax consequences for participants may be Israeli tax consequences.

Options

There are a number of requirements that must be met for a particular option to be treated as an incentive stock option. One such requirement is that common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of its exercise. Holders of incentive stock option will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date the shares of common stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The 2017 Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2017 Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

Plan Benefits

Future grants under the 2017 Plan will be made at the discretion of the 2017 Plan Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2017 Plan will depend on a number of factors, including the fair market value of the shares of common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the 2017 Plan.

Interests of Directors or Officers

The Company’s directors may grant awards under the 2017 Plan to themselves as well as to the Company’s officers and other employees.

Required Vote

The affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the increase in reserve under the 2017 Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 EQUITY INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 3,000,000 SHARES FROM 2,000,000 SHARES.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE MY SIZE, INC. 2017 CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 7,000,000 SHARES FROM 4,500,000 SHARES

The Company’s 2017 Consultant Plan was approved by our Board and by our stockholders and went into effect as of March 21, 2017. On February 12, 2018, our stockholders voted to increase the reservation of common stock for issuance under our 2017 Consultant Plan to 4,500,00 shares from 3,000,000 shares. The Board deems it advisable and in the best interest of the Company to increase the number of shares available for issuance under the 2017 Consultant Plan to 7,000,000 shares from 4,500,000 shares in support of the Company’s growth and desire to attract qualified consultants and advisors. In determining the amount of the increase contemplated by the 2017 Consultant Plan amendment, the Board took into consideration the desire to continue to retain the flexibility to offer incentives to its current and future consultants and advisors.

Reasons for the Proposed Plan Amendment

The purpose of this increase is to continue to be able to attract qualified consultants and advisors, and the additional shares of common stock to be reserved for issuance under the 2017 Consultant Plan will enable us to continue to grant equity awards to our current and future consultants and advisors at levels determined by the Board that the Board deems are necessary to attract and motivate such consultants and advisors who are or will be critical to our success in achieving our business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our advisors and consultants with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants and other forms of equity awards such as restricted stock awards have been critical in attracting and retaining qualified consultants and advisors and aligning their interests with those of our stockholders, and focusing such consultants and advisors on our long-term growth. Approval of the amendment to the 2017 Consultant Plan will permit us to continue to use stock-based compensation to align consultant and advisors interests with those of our stockholders.

Description of Our 2017 Consultant Plan

Set forth below is a summary of the 2017 Consultant Plan, but this summary is qualified in its entirety by reference to the full text of the 2017 Consultant Plan, a copy of which can be found as Exhibit C to our Definitive Proxy Statement for the Annual Meeting of Stockholders held March 21, 2017, filed with the SEC on March 2, 2017.

Shares Available

The 2017 Consultant Plan currently authorizes the issuance of 4,500,000 shares of common stock. As of the Record Date, awards covering an aggregate of 3,629,500 were issued and outstanding of an aggregate of 3,669,500 shares granted under the 2017 Consultant Plan and 870,500 were available for future awards under the 2017 Consultant Plan.

If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy a participant’s tax withholding obligation will not be available for re-grant under the 2017 Consultant Plan.

If there is any change in the Company’s corporate capitalization or structure, the Committee (as defined below) in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the 2017 Consultant Plan, the number of shares covered by awards then outstanding under the 2017 Consultant Plan, the limitations on awards under the 2017 Consultant Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2017 Consultant Plan will have a term of ten years and no further awards may be granted under the 2017 Consultant Plan after that date.

Administration

The Company’s Compensation Committee (the “Committee”) administers the 2017 Consultant Plan. The Committee has the authority, without limitation to (i) to designate participants to receive awards, (ii) determine the types of awards to be granted to participants, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any awards granted under the 2017 Consultant Plan, (v) determine to what extent and under what circumstances awards may be settled in cash, shares of common stock, other securities, other awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common stock, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2017 Consultant Plan and any instrument or agreement relating to, or award granted under, the 2017 Consultant Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the 2017 Consultant Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2017 Consultant Plan. The Committee has full discretion to administer and interpret the 2017 Consultant Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Advisors and consultants of the Company or their affiliates are eligible to participate in the 2017 Consultant Plan. The Committee has the sole and complete authority to determine who will be granted an award under the 2017 Consultant Plan; however, the Committee may delegate such authority to one or more officers of the Company pursuant to the terms of the 2017 Consultant Plan.

Awards Available for Grant

The Committee may grant awards of non-qualified stock options, incentive stock options, SARs, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year awards (i) for more than 50% of the available shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2017 Consultant Plan and the disposition of shares acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Pursuant to Section 15(e) of the 2017 Consultant Plan, the Committee may, in its sole discretion, amend the terms of the 2017 Consultant Plan or outstanding awards (or establish a sub-plan) with respect to such participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such participants or the Company. The Company operates in Israel, and the applicable tax consequences for participants may be Israeli tax consequences.

Options

Options issued to consultants and advisors under the 2017 Consultant Plan shall be non-qualified stock options. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date the shares of common stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m) of the Code

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The 2017 Consultant Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2017 Consultant Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

Plan Benefits

Future grants under the 2017 Consultant Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2017 Consultant Plan will depend on a number of factors, including the fair market value of the shares of common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants pursuant to the 2017 Consultant Plan.

Required Vote

The affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the increase in reserve under the 2017 Consultant Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 7,000,000 SHARES FROM 4,500,000 SHARES.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF SOMEKH CHAIKIN AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Audit Committee has appointed Somekh Chaikin, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2018. The Board proposes that the Stockholders ratify this appointment. We expect that representatives of Somekh Chaikin will be either physically present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by Somekh Chaikin for each of our last two fiscal years for the categories of services indicated.

Fee Category	2017	2016
Audit Fees	91,220	35,000
Audit-Related Fees	-	-
Tax Fees	21,222	-
All Other Fees	7,000	-
Total Fees	119,442	35,000

Audit Fees:   Audit Fees consist of fees billed for professional services performed by Somekh Chaikin for the audit of our annual financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for S-1 and S-3.

Audit-Related Fees:   Audit Related Fees may consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees:   Tax Fees may consist of fees for professional services, including tax consulting and compliance performed by an independent registered public accounting firm.

All Other Fees:   There were no such fees incurred by the Company in the fiscal years ended December 31, 2017 and December 31, 2016.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2017 and December 31, 2016 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Required Vote

The affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to ratify the appointment of the Company’s independent public accountant. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent accountant. However, if our Stockholders do not ratify the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2018, the Audit Committee of the Board may reconsider its appointment.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SOMEKH CHAIKIN AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 9, 2018 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)
5% Holder:
Shoshana Zigdon	3,500,000		11.96%
Named executive officers and directors:
Eliyahu Walles	300,000	(3)	1.01%
Ronen Luzon	2,055,950	(4)	6.96%
Or Kles	56,666	(5)	*
Billy Pardo	2,055,950	(6)	6.986%
Oded Shoshan	45,000	(7)	*
Arik Kaufman	0	(8)	0%
Oren Elmaliah	0	(9)	0%
Oron Branitzky	0	(10)	0%
All Executive Officers and Directors as a Group (8 persons)	2,457,616		8.20%

*	less than 1%
(1)	The address of each person is c/o My Size, Inc., 3 Arava St., pob 1026, Airport City, Israel 7010000 unless otherwise indicated herein.
(2)

The calculation in this column is based upon 29,257,038 shares of common stock outstanding on April 9, 2018. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of April 9, 2018 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)	Includes options to purchase up to 300,000 shares of the Company’s common stock.
(4)	Includes (i) 1,755,950 shares of common stock, (ii) options to purchase up to 150,000 shares of the Company’s common stock and (iii) options to purchase up to 150,000 shares of the Company’s common stock which are held by Billy Pardo, Ronen Luzon’s spouse. Mr. Luzon may be deemed to beneficially hold the securities of the Company held by Mrs. Pardo.
(5)	Includes an option to purchase 56,666 shares of the Company’s common stock. Excludes an option to purchase up to 28,334 shares of the Company’s common stock which vest in full on May 1, 2019.
(6)	Includes (i) options to purchase up to 150,000 shares of the Company’s common stock, (ii) 1,755,950 shares of common stock which are held by Ronen Luzon, Billy Pardo’s spouse and (iii) options to purchase up to 150,000 shares of the Company’s common stock which are held by Ronen Luzon, Billy Pardo’s spouse. Mrs. Pardo may be deemed to beneficially hold the securities of the Company held by Mr. Luzon.
(7)	Includes options to purchase up to 45,000 shares of the Company’s common stock.
(8)	Excludes options to purchase up to 10,000 shares of the Company’s common stock which vest in full on July 24, 2018.
(9)	Excludes options to purchase up to 10,000 shares of the Company’s common stock which vest in full on July 24, 2018.
(10)	Excludes options to purchase up to 10,000 shares of the Company’s common stock which vest in full on July 24, 2018.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2017.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	3,505,500	$2.29	1,634,500
Equity compensation plans not approved by security holders	990,000	1.50	-
Total	4,495,500	$2.11	1,634,500

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain information about our executive officers:

Name	Age	Position
Ronen Luzon	47	Chief Executive Officer and Director
Eli Walles	37	Chairman of the Board
Or Kles	35	Chief Financial Officer
Billy Pardo	42	Chief Product Officer
Oded Shoshan	33	Chief Technology Officer

Ronen Luzon — Founder, Director & Chief Executive Officer

Mr. Luzon’s biography is listed under Proposal 1—Election of Directors.

Eli Walles – Chairman of the Board

Mr. Walles’ biography is listed under Proposal 1—Election of Directors.

Or Kles — Chief Financial Officer

Or Kles is a certified public accountant with a broad, diverse financial background. From May 2013 until April 2016 he served as Assistant Controller of Shikun and binui- Solel boneh infrastructure LTD and from December 2010 until May 2013 he served as an Associate at KPMG. Or holds an MBA and a B.A. in Business Management and Accounting (specializing in financing) from Hamaslool Ha’akademi shel Hamichlala Leminhal. Mr. Kles is a certificate public accountant in Israel.

Billy Pardo — Chief Product Officer

From April 2010 until August 2013, Billy Pardo served as Senior Director of Product Management of Fourier Education. Among her areas of expertise are launching products from the concept to the successful delivery in various methodologies, including Fourier Education’s award-winning einstein™ Science Tablet. From August 2008 until April 2010, Mrs. Pardo served as Project Manager of Time to Know, and from June 2007 until September 2008 she served as Product Marketing Manager of RiT Technologies. From November 2005 until February 2007 Mrs. Pardo served as Product Manager of Pricer AB and from January 2001 until January 2005 she served as R&D Team Leader at Pricer AB. From January 1999 until July 2001, Mrs. Pardo served as Software Engineer at Eldat Communication Ltd., and from 1996 until 1999 she served as QA Engineer as NICE Systems. Mrs. Pardo received an MBA from The Interdisciplinary Center and a B.A. in computer science from The Academic College of Tel-Aviv, Yaffo.

Oded Shoshan — Chief Technology Officer

Since 2012 Oded Shoshan has served as the founder and Chief Executive Officer of MonkeyTech Ltd., a company that provides design, development and characterization of mobile applications. From November 2009 until March 2012, Mr. Shoshan served as Software Engineer Team Lead of One Technology Pty Ltd. In addition, from August 2003 until October 2009 Mr. Shoshan served as Software engineer of in the Israel Defense Forces, in the elite Data Center & Information Systems Unit (Mamram) and as officer in the computer division of the Israeli Air Force. Mr. Shoshan holds a B.A. in cinema from Tel Aviv University.

Summary Compensation Table

The following sets forth the compensation paid by My Size, Inc. to our principal executive officers, during the year ended December 31, 2017 and December 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($) (1)

Ronen Luzon	2017	163,000	0	0	31,000	0	194,000
Chief Executive Officer, Secretary and Treasurer	2016	77,000	0	0	0	0	77,000

Billy Pardo	2017	152,000	0	0	31,000	0	183,000
Chief Product Officer	2016	119,000	0	0	0	0	119,000

Eli Walles	2017	156,000	0	0	66,000	0	222,000
Chairman of the Board	2016	115,000	0	0	-	0	115,000

Narrative disclosure to Summary Compensation Table

(1)	The exchange rate is determined on the last day of the Company’s fiscal year. As such, all New Israeli Shekel, or NIS, amounts have been translated into U.S. dollars at the December 31, 2017 noon buying rate in the City of New York for cable transfers of NIS as certified for customs purposes by the Federal Reserve Bank of New York, being$1.00 = NIS 3.467 ($1.00=NIS 3.845 at the December 31, 2016).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding option awards held by each of our named executive officers that were outstanding as of December 31, 2017.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Ronen Luzon - Chief Executive Officer	-	150,000	1.21	$24/7/2022

Billy Pardo- Chief Product Officer	-	150,000	1.21	$24/7/2022

Eli Walles – Chairman of the Board	-	300,000	1.21	$24/7/2022

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Our Chief Technology Officer, Oded Shoshan, is compensated pursuant to a technology consulting agreement between the Company and Monkeytech Ltd. Mr. Shoshan is the chief executive officer and owner of Monkeytech Ltd. Mr. Shoshan owns less than 50% of Monkeytech Ltd. In 2017 and 2016, the Company paid Monkeytech, Ltd. approximately $84,000 and $118,000, respectively in consulting fees. In addition, as disclosed in Item 12 above, in 2017, Oded Shoshan was granted options to purchase up to 45,000 shares of the Company’s common stock.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX

Mark, sign and date your proxy card and fax it to 646-536-3179.

VOTE BY EMAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet Street, Tel Aviv 6777016, Israel on June 4, 2018, at 9:00 a.m. (local time)

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - My Size, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Ronen Luzon   02 Eli Walles   03 Arik Kaufman

04 Oren Elmaliah   05 Oron Branitzky

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

Date ______________   **Signature** ______________   **Signature, if held jointly** ______________

To change the address on your account, please check the box at right and indicate your new address. ☐

*** SPECIMEN ***   AC:ACCT9999   90.00

MY SIZE, INC.

Annual Meeting of Stockholders

June 4, 2018

MY SIZE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronen Luzon, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of My Size, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 4, 2018 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In his discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy will be voted in accordance with the specifications made, but if no choices are indicated, this proxy will be voted FOR all the proposals listed on the reverse side. The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.

Please check here if you plan to attend the Annual Meeting of Stockholders on June 4, 2018 at 4:00 p.m. (local time) ☐

Please indicate your status by signing Ѵ in the relevant checkbox:

☐ Related Party[1]	☐ Company officeholder	☐ Institutional Investor	☐ None of the above

____________

1 A holder of not less than 5 percent of the outstanding securities.